SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 22, 1999
                                                         ----------------


                         SHEFFIELD PHARMACEUTICALS, INC.
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             (Exact name of Registrant as specified in its charter)



         Delaware                   1-12584                 13-3808303
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(State or other jurisdiction       (Commission           (I.R.S. Employer
 of incorporation)                File Number)            Identification
                                                             Number)


               425 South Woodsmill Road, St. Louis, Missouri 63017
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               (Address of Principal executive offices)(Zip Code)


                                 (314) 579-9899
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               Registrant's telephone number, including area code


               --------------------------------------------------
          (Former Name or Former Address; if Changed Since Last Report)




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Item 5.  Other Events.

         On October 18, 1999, Sheffield Pharmaceuticals, Inc. (the "Company") consummated a license and financing transaction with Elan International Services, Ltd. ("Elan") (an affiliate of Elan Corporation plc, an Irish pharmaceutical company) in accordance with the terms of the binding letter of intent dated September 30, 1999 (the "Letter of Intent"). A copy of the press release disclosing information relating to the consummation of the transaction and certain related matters is attached as an exhibit to this report, and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits


         (99.1) Press Release of Sheffield Pharmaceuticals, Inc. dated October 22, 1999.



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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SHEFFIELD PHARMACEUTICALS INC.


Date: October 22, 1999                  By:/s/ Loren Peterson
                                           --------------------------------
                                           Loren Peterson
                                           President and Chief Executive Officer



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